UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jason Hadler
Professionally Managed Portfolios
c/o U.S. Bank Global Fund Services
777 E. Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-4324
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2022

Item 1. Report to Stockholders.

(a)

ANNUAL REPORT • MARCH 31, 2022

Hodges Fund

Small Cap Fund

Small Intrinsic Value Fund

Blue Chip Equity Income Fund

www.hodgesfunds.com
Hodges Capital — Managing Equity Funds Since 1992

Table of Contents

Shareholder Letter	1
Sector Allocations	8
Performance Charts and Analysis	10
Schedules of Investments	15
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets	25
Financial Highlights	29
Notes to Financial Statements	34
Report of Independent Registered Public Accounting Firm	43
Expense Examples	44
Trustees and Executive Officers	46
Additional Information	49
Privacy Notice	51

Hodges Mutual Funds

March 31, 2022

Dear Shareholder:

In recent months volatility once again returned to U.S. stocks, as global economic uncertainty arose from inflationary pressures, supply chain challenges, and the Russian invasion of Ukraine. Despite eye-popping inflation numbers and the likelihood of several interest rate increases this year, the S&P 500® Index posted a modest loss of 5.79% for the twelve months ending March 31, 2022.  Three out of the four of the Hodges Funds beat their respective benchmarks during the past twelve months, which reflected the continued shift in market leadership that seemed to favor fundamental investing and rewarded individual stock selection.

Today, we face an entirely different market environment than just a few months ago. The ongoing earnings recovery that appeared to be building momentum at the end of calendar 2021 now seems more uncertain due to a jagged global economic reopening, a likely recession in Europe, continued supply chain headwinds, significant commodity inflation, and higher interest rates. We believe active portfolio management becomes essential to navigate quickly changing business conditions across many sectors in this environment. Furthermore, prevailing inflation and higher interest rates favored stocks with solid balance sheets and whose underlying assets can produce stable cash flow and earnings. Specific sectors such as materials, agriculture, and energy have recently benefited from the commodities boom, while consumer discretionary and homebuilders have seen meaningful corrections in the past few months.  Furthermore, it is important to note that higher interest rates create a headwind for PE (price/earnings) multiples for stocks.  According to the most recent data published by FactSet, the S&P 500® is trading at approximately 19.5X forward earnings estimates compared to 21.9X a year ago and the five-year average of 18.6X. Although PE multiples have contracted for some growth stocks, the inverse of the S&P 500® quarter-end PE multiple is an earnings yield of 5.13%, which was still well above the rising 10-year Treasury yield of 2.33% at March 31, 2022. Although many industries hardest hit by the pandemic have experienced a meaningful recovery, we still see opportunities for earnings improvement in the months ahead. We acknowledge that some businesses are more likely to experience difficulties associated with rising commodity prices, higher interest rates, and curtailed consumer discretionary spending. However, such challenges can result in new investment opportunities. With this in mind, the Hodges Capital Management investment team has positioned our portfolios to benefit from shifting economic trends and secular and structural changes across different industries.

To fight inflation, the Federal Reserve has signaled plans to decrease liquidity over the next 12 months through fewer asset purchases and additional increases in the Fed funds rate. In recent months, capital markets have started to price in this reality, resulting in lower PE multiples for stocks and lower bond prices. As we have mentioned, we spend little time predicting interest rates, foreign currency fluctuations, or future commodity prices. However, we pay close attention to prices and, more importantly, the pricing power that our portfolio companies exhibit within the goods and services they produce. For many businesses, inflation and logistical challenges will adversely impact profit margins and revenues in the months ahead. Companies that exhibit pricing power and a low threat from substitute products can often pass on higher costs and see profit margins benefit from an inflationary environment. As a result, we are overweighting our portfolios with both growth and value stocks that can pass on higher prices, maintain/improve margins, and inflate their earnings in the year ahead.

Recent geopolitical turmoil and cost pressures have broken Wallstreet’s crystal ball, which never worked anyway. Investor sentiment is now far less bullish than it was three months ago. Specific sectors of U.S. stocks such as housing, transportation, retail, semiconductors, and other cyclicals have priced in a meaningful slowdown in the months ahead. Recent fund flows into equities and overall cash levels do not indicate that investors are far from the point of euphoria, which we believe creates the ideal condition for active portfolio management.  The big question is: What will investors be willing to pay for future earnings in a rising interest rate environment, and what earnings expectations are priced into individual stock prices? We believe the PE multiple for the broader market has no room to expand if interest rates continue their ascent. However, this is not true for every stock, as we see the potential to unlock value for many under-the-radar companies in our portfolios.

We are using the current period of increased volatility to find bargains in well-run businesses that control their own destiny by relying on ingenuity and well-calculated business decisions. Investors in the Hodges Funds can be assured that we are not changing our core investment discipline, designed to seek out quality companies running great businesses with excellent management teams trading at reasonable prices. Furthermore, we see this as an ideal environment for active portfolio managers to carefully select individual stocks that we believe can generate long-term value for shareholders.

Hodges Mutual Funds

Returns (Retail Class) as of 03/31/2022:

					Since
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Inception
Hodges Fund
(HDPMX) 10/09/1992	2.70%	16.00%	8.36%	12.52%	9.99%
Russell 2000® Return Index	15.65%	18.92%	15.99%	14.64%	10.72%

Hodges Small Cap Fund
(HDPSX) 12/18/2007	1.12%	15.20%	10.79%	10.84%	10.00%
S&P 500® Index	-5.79%	11.74%	9.74%	11.04%	8.80%

Small Intrinsic Value Fund
(HDSVX) 12/26/2013	12.56%	20.60%	11.35%	—	10.11%
Russell 2000® Value Return Index	3.32%	12.73%	8.57%	—	8.19%
Russell 2000® Index	-5.79%	11.74%	9.74%	—	8.66%

Blue Chip Equity Income Fund (HDPBX) 09/10/2009	17.59%	18.04%	14.56%	13.37%	12.34%
Russell 1000® Index	13.27%	18.71%	15.82%	14.53%	14.64%

Average Annualized
	HDPMX	HDPSX	HDSVX	HDPBX
Gross Expense Ratio	1.41%	1.40%	2.48%	1.64%
Net Expense Ratio	1.17%*	1.35%*	1.29%*	1.30%*

*
The Advisor has contractually agreed to reduce its fees at least until July 31, 2023.  This figure excludes Acquired Fund Fees and Expenses, interest, taxes, and extraordinary expenses.  The Advisor is permitted, with Board approval, to be reimbursed for fee reduction and/or expense payments made in the prior three years from the date the fees were waived and/or expenses were paid.  Please see prospectus for details.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 866-811-0224. The Funds impose a 1.00% redemption fee on shares held for thirty days or less (60 days or less for Institutional Class shares). Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced. See the Financial Highlights in this report for the most current expense ratios.

Hodges Mutual Funds

Hodges Fund (HDPMX)

The Hodges Fund’s (the“Hodges Fund”) total return for the trailing twelve months ending March 31, 2022, amounted to 2.70%, compared to 15.65% for the S&P 500® Index. Relative performance lagged over the past twelve months due to weakness among several transportation, consumer discretionary and technology stocks. Furthermore, the Hodges Fund’s turnover has recently picked up to take advantage of volatile market conditions. We have upgraded many portfolio holdings into companies that we expect to generate above-average returns over the next twelve to eighteen months.

While we are encouraged with the Fund’s performance over the past three months, the Hodges Fund’s portfolio managers remain laser-focused on investments where we have the highest conviction based on fundamentals and relative valuations.  The number of positions held in the Fund at March 31, 2022 was 43 down from 47 positions a year ago. On March 31, 2022, the top ten holdings represented 41.39% of the Fund’s holdings. They included Cleveland-Cliffs Inc. (CLF), Matador Resources Company (MTDR), Texas Pacific Land Corporation (TPL), Freeport-McMoRan Inc (FCX), Chesapeake Energy Corporation (CHK), Callaway Golf Company (ELY), Uber Technologies, Inc. (UBER), ON Semiconductor Corporation (ON), Commercial Metals Company (CMC), and Frontier Group Holdings Inc (ULCC).

Hodges Fund vs S&P 500® Index
As of 3/31/2022

Hodges Mutual Funds

Hodges Small Cap Fund (HDPSX)

As of March 31, 2022, the Hodges Small Cap Fund’s (the “Small Cap Fund”) one-year return amounted to gains of 1.12% compared to a loss of 5.79% for the Russell 2000® Index during the same period. Several of the Fund’s energy and material names contributed to relative outperformance over the past year.  Although small-caps underperformed large-cap stocks over the past twelve months, we view the current risk-reward for holding quality small-cap stocks as attractive. While small-cap stocks tend to experience greater volatility during market turmoil, we expect this segment to generate above-average relative risk-adjusted returns over the long term.

The Small Cap Fund remains well diversified across industrials, transportation, financial services, technology, and consumer-related names, which we expect to contribute to the Fund’s long-term performance. The Fund recently took profits in several stocks that appeared overvalued relative to their underlying fundamentals and established several new positions with an attractive risk/reward profile. The total number of stocks held in the Fund was reduced from 54 to 47 during the past twelve months. The top ten holdings amounted to 39.56% of the Fund’s holdings and included Commercial Metals Company (CMC), Texas Pacific Land Corporation (TPL), SM Energy Co (SM), Cleveland-Cliffs Inc. (CLF), Matador Resources Company (MTDR), Eagle Materials, Inc. (EXP), Silicon Motion Technology Corporation (SIMO), Boyd Gaming Corporation (BYD), Pacira BioSciences, Inc. (PCRX), and Vista Outdoor Inc. (VSTO).

Small Cap Fund vs Russell 2000® Return Index
As of 3/31/2022

Hodges Mutual Funds

Hodges Small Intrinsic Value Fund (HDSVX)

The Hodges Small Intrinsic Value Fund (the “Small Intrinsic Value Fund”) experienced a returned 12.56% compared to a 3.32% return for the Russell 2000® Value Index over the past twelve months. The Small Intrinsic Value Fund’s solid relative performance over the past year was attributed to several of the Fund’s energy and industrial stocks. The top ten holdings represented 37.76% of the Fund’s holdings and included Cleveland-Cliffs Inc. (CLF), Stratus Properties Inc. (STRS), Oasis Petroleum Inc. (OAS), Commercial Metals Company (CMC), Horace Mann Educators Corporation (HMN), Vista Outdoor Inc. (VSTO), HighPeak Energy, Inc. (HPK), Comstock Resources Inc (CRK), and Builders FirstSource, Inc. (BLDR).

Small Intrinsic Value Fund vs
Russell 2000® Value Return Index & Russell 2000® Index
As of 3/31/2022

Hodges Mutual Funds

Hodges Blue Chip Equity Income Fund (HDPBX)

The Hodges Blue Chip Equity Income Fund (the “Blue Chip Equity Income Fund”) was up 17.59% compared to a 13.27% return for the Russell 1000® Index for the 12 months ending March 31, 2022. Positive relative performance was attributed to stock selection among a handful of the energy and technology names. Although large-cap stocks have made an impressive move in recent years, we still see the current investing landscape as offering plenty of attractive, high-quality dividend-paying stocks with solid upside potential. We also expect stable corporate profits to support potential dividend increases in the months ahead. The Blue-Chip Equity Income Fund remains well-diversified in companies that we believe can generate above-average income and total returns on a risk-adjusted basis. The top ten holdings represented 48.77% of the Fund’s holdings and included Microsoft Corporation (MSFT), Apple Inc. (AAPL), Amazon.com, Inc. (AMZN), Exxon Mobil Corporation (XOM), Deere & Company (DE), Union Pacific Corporation (UNP), Eli Lilly And Co (LLY), Texas Instruments Incorporated (TXN), NVIDIA Corporation (NVDA), and ONEOK, Inc. (OKE).

Blue Chip Equity Income Fund vs Russell 1000® Index
As of 3/31/2022

Hodges Mutual Funds

In conclusion, we remain optimistic regarding the long-term investment opportunities surrounding the Hodges Mutual Funds. By offering four distinct mutual fund strategies covering most segments of the domestic equity market, we can serve most financial advisors’ and individual investors’ diverse needs. Our entire investment team is rigorously studying companies, meeting with management teams, observing trends, and navigating today’s ever-changing financial markets. Feel free to contact us directly if we can address any specific questions.

Sincerely,

Craig Hodges		Eric Marshall, CFA
Co-Portfolio Manager		Co-Portfolio Manager

Gary Bradshaw	Chris Terry, CFA	Derek Maupin
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of Eric Marshall, CFA, and is subject to change. It is not intended to be a forecast of future events, a guarantee of future results, and is not a recommendation to buy or sell any security. Portfolio composition and company ownership in the Hodges Funds are subject to daily change.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The statutory and summary prospectuses contain this and other important information about the Hodges Funds, and it may be obtained by calling 866-811-0224, or visiting www.hodgesmutualfunds.com. Read it carefully before investing.

Mutual Fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer term debt securities. Investments in small and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Non-diversified funds are more exposed to individual stock volatility than a diversified fund.  Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery, involve greater risk.

Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may be appropriately priced or overvalued.

Diversification does not assure a profit or protect against a loss in a declining market.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

The S&P 500® Index is a broad-based unmanaged index of 500 stocks that is widely recognized as representative of the equity market in general.  The Russell 1000® Index is a subset of the Russell 3000® Index and consists of the 1,000 largest companies comprising over 90% of the total market capitalization of all listed stocks.  The Russell 2000® Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. The Russell 2500® Index consists of the smallest 2,500 companies in a group of 3,000 U.S. companies in the Russell 3000® Index, as ranked by market capitalization. The Russell 3000® Index is a stock index consisting of the 3000 largest publicly listed companies, representing about 98% of the total capitalization of the entire U.S. stock market.  You cannot invest directly in an index.  The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics.

Cash Flow: A revenue or expense stream that changes a cash account over a given period.

Price/earnings (P/E): The most common measure of how expensive a stock is.

Earnings Growth is not a measure of the Fund’s future performance.

Hodges Capital Management is the Advisor to the Hodges Funds.

Hodges Funds are distributed by Quasar Distributors LLC.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2022 (Unaudited)

(as a percentage of net assets)

Hodges Fund
(HDPMX)

Small Cap Fund
(HDPSX & HDSIX)

1  Other assets in excess of liabilities.

Hodges Mutual Funds

SECTOR ALLOCATIONS At March 31, 2022 (Unaudited)

(as a percentage of net assets)

Small Intrinsic Value Fund
(HDSVX)

Blue Chip Equity Income Fund
(HDPBX)

1  Other assets in excess of liabilities.

Hodges Fund – Retail Class (Unaudited)
Value of $10,000 vs. S&P 500® Index

Annualized Returns for the periods ended March 31, 2022

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(10/9/92)	(3/31/2022)
Hodges Fund – Retail Class	2.70%	16.00%	8.36%	12.52%	9.99%	$32,523
S&P 500® Index	15.65%	18.92%	15.99%	14.64%	10.72%	39,197

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Cap Fund – Retail Class (Unaudited)
Value of $10,000 vs. Russell 2000® Index

Annualized Returns for the periods ended March 31, 2022

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/18/07)	(3/31/2022)
Small Cap Fund – Retail Class	1.12%	15.20%	10.79%	10.84%	10.00%	$27,976
Russell 2000® Index	-5.79%	11.74%	9.74%	11.04%	8.80%	28,500

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Cap Fund – Institutional Class (Unaudited)
Value of $1,000,000 vs. Russell 2000® Index

Annualized Returns for the periods ended March 31, 2022

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(12/12/08)	(3/31/2022)
Small Cap Fund – Institutional Class	1.34%	15.50%	11.06%	11.15%	16.32%	$2,879,033
Russell 2000® Index	-5.79%	11.74%	9.74%	11.04%	13.34%	2,849,987

This chart illustrates the performance of a hypothetical $1,000,000 investment made on March 31, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Institutional shares held for less than 60 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Small Intrinsic Value Fund (Unaudited)
Value of $10,000 vs. Russell 2000® Index & Russell 2000® Value Index

Annualized Returns for the periods ended March 31, 2022

				Since Inception	Ending Value
	One Year	Three Year	Five Year	(12/26/13)	(3/31/2022)
Small Intrinsic Value Fund	12.56%	20.60%	11.35%	10.11%	$22,155
Russell 2000® Index	-5.79%	11.74%	9.74%	8.66%	19,865
Russell 2000® Value Index	3.32%	12.73%	8.57%	8.19%	19,160

This chart illustrates the performance of a hypothetical $10,000 investment made on December 26, 2013, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Blue Chip Equity Income Fund (Unaudited)
Value of $10,000 vs. Russell 1000® Index

Annualized Returns for the periods ended March 31, 2022

					Since Inception	Ending Value
	One Year	Three Year	Five Year	Ten Year	(9/10/09)	(3/31/2022)
Blue Chip Equity Income Fund	17.59%	18.04%	14.56%	13.37%	12.34%	$35,070
Russell 1000® Index	13.27%	18.71%	15.82%	14.53%	14.64%	38,841

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2012, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced.  The chart assumes reinvestment of capital gains, dividends, and return of capital, if applicable, for a Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on Retail shares held for less than 30 days. Performance does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2022

Shares		Value
COMMON STOCKS: 93.7%

Airlines: 3.0%
500,000	Frontier Group Holdings, Inc. [1]	$5,665,000

Apparel: 2.3%
170,000	On Holding AG - Class A [1]	4,290,800

Apparel & Shoe Retail: 1.0%
150,000	Duluth Holdings, Inc. - Class B [1]	1,834,500

Auto Manufacturers: 2.0%
85,000	General Motors Co. [1]	3,717,900

Banks: 2.6%
100,000	Wells Fargo & Co.	4,846,000

Building Materials: 6.0%
100,000	The AZEK Co., Inc. - Class A [1]	2,484,000
85,000	Builders FirstSource, Inc. [1]	5,485,900
25,000	Eagle Materials, Inc.	3,209,000
		11,178,900
Computers: 4.5%
32,500	CyberArk Software Ltd. [1]	5,484,375
70,000	NCR Corp. [1]	2,813,300
		8,297,675
Energy - Alternate Sources: 2.2%
185,000	Archaea Energy, Inc. - Class A [1]	4,057,050

Entertainment: 1.4%
150,000	Cinemark Holdings, Inc. [1]	2,592,000

Insurance: 3.0%
90,000	American International Group, Inc.	5,649,300

Internet: 8.8%
32,500	Airbnb, Inc. - Class A [1]	5,582,200
80,000	Revolve Group, Inc. - Class A [1]	4,295,200
180,000	Uber Technologies, Inc. [1]	6,422,400
		16,299,8000
Internet Gambling: 1.7%
450,000	Golden Nugget
	Online Gaming, Inc. [1]	3,199,500
Iron & Steel: 9.6%
360,000	Cleveland-Cliffs, Inc. [1]	11,595,600
150,000	Commercial Metals Co.	6,243,000
		17,838,600
Leisure Time: 8.2%
278,000	Callaway Golf Co. [1]	6,510,760
200,000	Norwegian Cruise
	Line Holdings Ltd. [1]	4,376,000
125,000	Vista Outdoor, Inc. [1]	4,461,250
		15,348,010
Mining: 4.0%
150,000	Freeport-McMoRan, Inc.	7,461,000

Oil & Gas Exploration & Production: 3.7%
80,000	Chesapeake Energy Corp.	6,960,000

Oil Companies Exploration & Production: 5.7%
200,000	Matador Resources Co.	10,596,000

Restaurants: 3.5%
50,000	Dutch Bros, Inc. [1]	2,763,500
1,636,980	Luby’s, Inc. [1,2]	3,732,314
		6,495,814
Semiconductors: 8.8%
60,000	Micron Technology, Inc.	4,673,400
100,000	ON Semiconductor Corp. [1]	6,261,000
20,000	Skyworks Solutions, Inc.	2,665,600
25,000	Wolfspeed, Inc. [1]	2,846,500
		16,446,500
Software: 3.4%
20,000	Twilio, Inc. - Class A [1]	3,296,200
175,000	Upland Software, Inc. [1]	3,081,750
		6,377,950
Sporting Goods: 1.6%
75,000	Academy Sports & Outdoors, Inc.	2,955,000

Textiles: 1.7%
1,000,000	The Dixie Group, Inc. [1,2]	3,100,000

U.S. Royalty Trusts: 5.1%
7,000	Texas Pacific Land Corp.	9,464,770

TOTAL COMMON STOCKS
(Cost $120,276,605)		174,672,069

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2022 (Continued)

		Notional
Shares		Value	Value
CALL OPTIONS PURCHASED: 4.4% [1]

Biotechnology: 1.5%
500	Moderna, Inc.
	Expiration:
	June 2022
	Exercise Price: $120.00
		$8,613,000	$2,840,000

Electrical Components & Equipment: 0.9%
560	Encore Wire Corp.
	Expiration:
	May 2022
	Exercise Price: $85.00

		6,387,920	1,674,400
Oil & Gas Exploration & Production: 1.2%
750	ConocoPhillips
	Expiration:
	April 2022
	Exercise Price: $70.00
		7,500,000	2,248,125

Semiconductors: 0.8%
250	NVIDIA Corp.
	Expiration:
	June 2022
	Exercise Price: $225.00
		6,821,500	1,426,250

TOTAL CALL OPTIONS PURCHASED
(Cost $6,366,891)			8,188,775

TOTAL INVESTMENTS IN SECURITIES: 98.1%
(Cost $126,643,495)			182,860,844
Other Assets in Excess of Liabilities: 1.9%			3,521,753
TOTAL NET ASSETS: 100.0%			$186,382,597

[1]	Non-income producing security.
[2]	Company is an “affiliated person” of the Fund, as defined in the Investment Company Act of 1940.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF OPTIONS WRITTEN at March 31, 2022

Contracts		Notional
(100 shares per contract)		Value	Value
CALL OPTIONS WRITTEN: 0.0% [1,2]

Iron & Steel: 0.0% [2]
750	Commercial Metals Co.,
	Expiration:
	April 2022,
	Exercise Price: $43.00
		$3,121,500	$50,625

Oil Companies Exploration
& Production: 0.0% [2]
500	Matador Resources Co.,
	Expiration:
	April 2022,
	Exercise Price: $57.50
		2,649,000	35,000
250	Matador Resources Co.,
	Expiration:
	April 2022,
	Exercise Price: $60.00
		1,324,500	10,000
			45,000
TOTAL CALL OPTIONS WRITTEN
(Proceeds $275,748)			$95,625

Percentages are stated as a percent of net assets.
[1]	Non-income producing security.
[2]	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2022

Shares		Value
COMMON STOCKS: 98.7%

Airlines: 3.3%
250,000	Frontier Group Holdings, Inc. [1]	$2,832,500
200,000	Hawaiian Holdings, Inc. [1]	3,940,000
		6,772,500
Apparel & Shoe Retail: 1.8%
125,000	Shoe Carnival, Inc.	3,645,000

Automobile Retail: 0.9%
22,000	America’s Car-Mart, Inc. [1]	1,772,320

Banks: 3.9%
160,000	Hilltop Holdings, Inc.	4,704,000
50,000	Prosperity Bancshares, Inc.	3,469,000
		8,173,000
Building Materials: 3.4%
55,000	Eagle Materials, Inc.	7,059,800

Commercial Services: 2.5%
176,000	European Wax Center, Inc. [1]	5,202,560

Computers: 3.2%
100,000	NCR Corp. [1]	4,019,000
70,000	Super Micro Computer, Inc. [1]	2,664,900
		6,683,900
Electrical Components & Equipment: 2.0%
37,000	Encore Wire Corp.	4,220,590

Electronics: 1.6%
170,000	Kimball Electronics, Inc. [1]	3,398,300

Entertainment: 1.8%
220,000	Cinemark Holdings, Inc. [1]	3,801,600

Food: 1.4%
90,000	Sprouts Farmers Market, Inc. [1]	2,878,200

Healthcare Products: 1.3%
75,000	Inmode Ltd. [1]	2,768,250

Healthcare Services: 1.5%
48,000	Acadia Healthcare Co., Inc. [1]	3,145,440

Home Builders: 2.4%
180,000	Taylor Morrison Home Corp. [1]	4,899,600

Home Furnishings: 4.0%
195,000	Ethan Allen Interiors, Inc.	5,083,650
10,000	RH [1]	3,260,900
		8,344,550
Insurance: 1.2%
17,000	The Hanover Insurance Group, Inc.	2,541,840

Internet: 0.6%
35,000	RumbleON, Inc. [1]	1,197,350

Iron & Steel: 12.4%
300,000	Cleveland-Cliffs, Inc. [1]	9,663,000
270,000	Commercial Metals Co.	11,237,400
130,000	United States Steel Corp.	4,906,200
		25,806,600
Leisure Time: 6.8%
48,000	Brunswick Corp.	3,882,720
220,000	Norwegian Cruise
	Line Holdings Ltd. [1]	4,813,600
150,000	Vista Outdoor, Inc. [1]	5,353,500
		14,049,820
Lodging: 3.2%
100,000	Boyd Gaming Corp.	6,578,000

Metal Fabrication & Hardware: 1.9%
100,000	Lawson Products, Inc. [1]	3,854,000

Office Supplies Retail: 0.1%
10,000	Cricut, Inc. - Class A [1]	130,900

Oil Companies Exploration & Production: 11.4%
175,000	Matador Resources Co.	9,271,500
16,526	Pioneer Natural Resources Co.	4,131,996
265,000	SM Energy Co.	10,321,750
		23,725,246
Packaging & Containers: 2.1%
75,000	Berry Global Group, Inc. [1]	4,347,000

Pharmaceuticals: 2.8%
75,000	Pacira Pharmaceuticals, Inc. [1]	5,724,000

Restaurants: 4.1%
30,000	Cracker Barrel Old
	Country Store, Inc.	3,561,900
60,000	Texas Roadhouse, Inc.	5,023,800
		8,585,700
Semiconductors: 6.7%
60,000	Kulicke & Soffa Industries, Inc.	3,361,200
100,000	Silicon Motion
	Technology Corp. - ADR	6,682,000
80,000	Tower Semiconductor Ltd. [1]	3,872,000
		13,915,200
Software: 0.6%
65,000	Upland Software, Inc. [1]	1,144,650

Sporting Goods: 2.1%
110,000	Academy Sports & Outdoors, Inc.	4,334,000

Transportation: 3.0%
35,000	Kirby Corp. [1]	2,526,650
30,000	Matson, Inc.	3,618,600
		6,145,250

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2022 (Continued)

Shares		Value
U.S. Royalty Trusts: 5.0%
7,700	Texas Pacific Land Corp.	$10,411,247

TOTAL COMMON STOCKS
(Cost $128,166,587)		205,256,413

TOTAL INVESTMENTS IN SECURITIES: 98.7%
(Cost $128,166,587)		205,256,413
Other Assets in Excess of Liabilities: 1.3%		2,626,045
TOTAL NET ASSETS: 100.0%		$207,882,458

ADR - American Depositary Receipt
[1]	Non-income producing security.

SCHEDULE OF OPTIONS WRITTEN at March 31, 2022

Contracts		Notional
(100 shares per contract)		Value	Value
CALL OPTIONS WRITTEN: 0.0% [1,2]

Iron & Steel: 0.0% [2]
300	Commercial Metals Co.,
	Expiration:
	April 2022,
	Exercise Price: $41.00
		$1,248,600	$47,250
TOTAL CALL OPTIONS WRITTEN
(Proceeds $38,240)			$47,250

Percentages are stated as a percent of net assets.
[1]	Non-income producing security.
[2]	Does not round to 0.1% or (0.1)%, as applicable.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2022

Shares		Value
COMMON STOCKS: 95.2%

Apparel: 3.5%
11,000	Delta Apparel, Inc. [1]	$327,690
30,000	Fossil Group, Inc. [1]	289,200
		616,890
Banks: 11.2%
4,000	BancFirst Corp.	332,840
15,000	First Foundation, Inc.	364,350
13,000	Hilltop Holdings, Inc.	382,200
3,000	Prosperity Bancshares, Inc.	208,140
6,000	Texas Capital BancShares, Inc. [1]	343,860
3,500	Triumph Bancorp, Inc. [1]	329,070
		1,960,460
Beverages: 1.2%
30,000	Farmer Brothers Co. [1]	213,600

Building Materials: 5.9%
8,000	Builders FirstSource, Inc. [1]	516,320
4,000	Eagle Materials, Inc.	513,440
		1,029,760
Commercial Services: 5.7%
7,000	Franchise Group, Inc.	290,010
15,000	H&R Block, Inc.	390,600
150,000	Research Solutions, Inc. [1]	319,500
		1,000,110
Computers: 1.8%
8,000	NCR Corp. [1]	321,520

Diversified Financial Services: 3.7%
2,000	B Riley Financial, Inc.	139,920
40,000	U.S. Global Investors, Inc.	208,000
20,000	Westwood Holdings Group, Inc.	306,400
		654,320
Diversified Manufacturing Operations: 1.6%
8,000	Trinity Industries, Inc.	274,880

Electrical Components & Equipment: 0.9%
1,400	Encore Wire Corp.	159,698

Electronics: 2.7%
24,000	Kimball Electronics, Inc. [1]	479,760

Environmental Control: 0.8%
11,000	Pure Cycle Corp. [1]	132,220

Food: 1.0%
35,000	SunOpta, Inc. [1]	175,700

Holding Companies - Diversified: 2.9%
50,000	Legato Merger Corp II [1]	503,500

Home Builders: 1.6%
10,000	Taylor Morrison Home Corp. [1]	272,200

Home Furnishings: 1.5%
16,000	Bassett Furniture Industries, Inc.	264,960

Insurance: 6.0%
13,000	Horace Mann Educators Corp.	543,790
40,000	Tiptree, Inc.	514,000
		1,057,790
Internet: 1.1%
30,000	CarParts.com, Inc. [1]	201,000

Iron & Steel: 8.8%
30,000	Cleveland-Cliffs, Inc. [1]	966,300
14,000	Commercial Metals Co.	582,680
		1,548,980
Leisure Time: 4.9%
4,000	Brunswick Corp.	323,560
15,000	Vista Outdoor, Inc. [1]	535,350
		858,910
Machinery - Diversified: 1.6%
8,000	Ichor Holdings Ltd. [1]	284,960

Metal Fabrication & Hardware: 1.0%
8,000	TimkenSteel Corp. [1]	175,040

Oil & Gas Exploration & Production: 1.7%
3,500	Chesapeake Energy Corp.	304,500

Oil Companies Exploration & Production: 11.2%
40,000	Comstock Resources, Inc. [1]	522,000
24,000	HighPeak Energy, Inc.	532,800
4,000	Oasis Petroleum, Inc.	585,200
4,000	Whiting Petroleum Corp.	326,040
		1,966,040
Pharmaceuticals: 1.3%
3,000	Pacira Pharmaceuticals, Inc. [1]	228,960

Real Estate: 6.1%
3,500	The St. Joe Co.	207,340
20,000	Stratus Properties, Inc. [1]	861,600
		1,068,940
Semiconductors: 2.3%
6,000	Silicon Motion
	Technology Corp. - ADR	400,920

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

SCHEDULE OF INVESTMENTS at March 31, 2022 (Continued)

Shares		Value
Telecommunications: 0.8%
10,000	DZS, Inc. [1]	$138,700

Transportation: 2.5%
6,000	Kirby Corp. [1]	433,140

TOTAL COMMON STOCKS
(Cost $11,853,667)		16,727,458

TOTAL INVESTMENTS IN SECURITIES: 95.2%
(Cost $11,853,667)		16,727,458
Other Assets in Excess of Liabilities: 4.8%		849,337
TOTAL NET ASSETS: 100.0%		$17,576,795

ADR - American Depository Receipt
[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2022

Shares		Value
COMMON STOCKS: 99.6%

Banks: 4.4%
12,500	Bank of America Corp.	$515,250
6,000	JPMorgan Chase & Co.	817,920
		1,333,170
Beverages: 3.3%
6,000	PepsiCo, Inc.	1,004,280

Building Products Retail: 5.6%
3,250	The Home Depot, Inc.	972,823
3,500	Lowe’s Cos, Inc.	707,665
		1,680,488
Computers: 7.0%
12,000	Apple, Inc.	2,095,320

Discount Retail: 2.8%
4,000	Target Corp.	848,880

Diversified Financial Services: 3.1%
5,000	American Express Co.	935,000

Gardening Production Retail: 2.3%
3,000	Tractor Supply Co.	700,110

Internet: 9.3%
550	Amazon.com, Inc. [1]	1,792,972
4,500	Facebook, Inc. - Class A [1]	1,000,620
		2,793,592
Machinery-Construction & Mining: 3.5%
4,750	Caterpillar, Inc.	1,058,395

Machinery-Diversified: 4.1%
3,000	Deere & Co.	1,246,380

Media: 2.8%
18,000	Comcast Corp.	842,760

Oil Companies Exploration & Production: 1.7%
5,000	ConocoPhillips	500,000

Oil Companies Integrated: 4.8%
17,500	Exxon Mobil Corp.	1,445,325

Oil Refining & Marketing: 2.0%
7,000	Phillips 66	604,730

Pharmaceuticals: 9.7%
5,000	AbbVie, Inc.	810,550
4,000	Eli Lilly & Co.	1,145,480
5,500	Johnson & Johnson	974,765
		2,930,795
Pipelines: 3.5%
15,000	ONEOK, Inc.	1,059,450

Restaurants: 1.8%
4,000	Darden Restaurants, Inc.	531,800

Semiconductors: 9.8%
4,000	NVIDIA Corp.	1,091,440
5,000	QUALCOMM, Inc.	764,100
6,000	Texas Instruments, Inc.	1,100,880
		2,956,420
Software: 8.2%
8,000	Microsoft Corp.	2,466,480

Transportation: 9.9%
10,000	Canadian Pacific Railway Ltd.	825,400
4,000	FedEx Corp.	925,560
4,500	Union Pacific Corp.	1,229,445
		2,980,405
TOTAL COMMON STOCKS
(Cost $19,765,286)		30,013,780

TOTAL INVESTMENTS IN SECURITIES: 99.6%
(Cost $19,765,286)		30,013,780
Other Assets in Excess of Liabilities: 0.4%		126,620
TOTAL NET ASSETS: 100.0%		$30,140,400

[1]	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2022

			Small	Blue Chip
		Small Cap	Intrinsic	Equity
	Hodges Fund	Fund	Value Fund	Income Fund

ASSETS
Investments in unaffiliated securities, at value	$176,028,530	$205,256,413	$16,727,458	$30,013,780
(Cost $121,847,426, $128,166,587, $11,853,667, and $19,765,286)
Investments in affiliated securities, at value	6,832,314	—	—	—
(Cost $4,796,069, $—, $— and $—)
Cash	5,014,438	3,692,438	987,875	349,564
Receivables:
Investment securities sold	5,459,324	3,791,107	—	—
Fund shares sold	19,541	17,713	3,903	13,903
Dividends and interest	54,199	111,835	41,413	8,941
Prepaid expenses	28,131	29,688	16,051	12,134
Total assets	193,436,477	212,899,194	17,776,700	30,398,322

LIABILITIES
Payables:
Written option contracts, at value
(premiums $275,748, $38,240, $—, and $—)	95,625	47,250	—	—
Investment securities purchased	6,608,193	4,526,594	137,865	171,990
Distribution fees	123,832	93,415	10,965	18,130
Investment advisory fees	97,006	139,148	1,112	11,350
Sub-transfer agent fees	26,931	6,437	25	25
Audit fees	25,797	25,804	23,800	23,800
Fund administration fees	20,868	20,436	3,114	3,753
Fund shares redeemed	18,869	88,985	6,430	4,886
Fund accounting fees	12,758	12,500	902	1,269
Transfer agent fees	7,556	7,487	3,256	3,342
Trustee fees	5,247	5,237	4,396	4,446
Custody fees	3,401	2,132	876	894
Chief Compliance Officer fees	1,875	1,874	1,875	1,875
Distribution to shareholders	—	—	—	3,651
Other accrued expenses	5,922	39,437	5,289	8,511
Total liabilities	7,053,880	5,016,736	199,905	257,922
NET ASSETS	$186,382,597	$207,882,458	$17,576,795	$30,140,400

COMPONENTS OF NET ASSETS
Paid-in capital	$131,264,441	$121,323,477	$12,008,818	$17,897,525
Total distributable (accumulated) earnings (losses)	55,118,156	86,558,981	5,567,977	12,242,875
Total net assets	$186,382,597	$207,882,458	$17,576,795	$30,140,400
Net Asset Value (unlimited shares authorized):
Retail Class:
Net assets	$186,382,597	$161,077,402	$17,576,795	$30,140,400
Shares of beneficial interest issued and outstanding	3,163,798	7,545,303	957,040	1,459,157
Net asset value, offering price, and redemption price per share	$58.91	$21.35	$18.37	$20.66
Institutional Class:
Net assets	$—	$46,805,056	$—	$—
Shares of beneficial interest issued and outstanding	—	2,065,618	—	—
Net asset value, offering price, and redemption price per share	$—	$22.66	$—	$—

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2022

			Small	Blue Chip
		Small Cap	Intrinsic	Equity
	Hodges Fund	Fund	Value Fund	Income Fund

INVESTMENT INCOME
Dividends from unaffiliated securities	$899,572	$1,790,507	$234,352	$537,627
(net of $—, $—, $—, and $227 foreign withholding tax, respectively)
Total investment income	899,572	1,790,507	234,352	537,627

EXPENSES
Investment advisory fees	1,892,434	2,002,205	144,230	185,605
Distribution fees - Retail Class	556,598	455,941	42,421	71,387
Sub-transfer agent fees	125,896	193,644	6,471	5,491
Fund administration fees	119,356	127,406	18,401	22,495
Fund accounting fees	72,611	78,178	5,381	7,575
Transfer agent fees	48,739	48,765	19,470	19,917
Miscellaneous expenses	35,975	45,891	8,670	11,615
Registration expenses	35,122	43,708	22,216	22,649
Audit fees	25,799	25,800	23,800	23,800
Trustees fees	25,103	25,210	20,897	21,052
Reports to shareholders	17,164	19,625	5,939	5,257
Custody fees	14,051	13,007	5,327	5,304
Chief Compliance Officer fees	11,437	11,438	11,437	11,437
Interest expense	11,355	1,959	—	58
Legal fees	7,964	7,964	7,890	7,890
Insurance expenses	5,378	5,691	4,744	4,665
Total expenses	3,004,982	3,106,432	347,294	426,197
Less: advisory fees waived	(29,399)	(31,506)	—	—
Less: fees waived	(378,323)	(10,317)	(128,404)	(54,986)
Net expenses	2,597,260	3,064,609	218,890	371,211
Net investment income (loss)	(1,697,688)	(1,274,102)	15,462	166,416

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on transactions from:
Unaffiliated investments	20,597,653	31,320,456	1,628,225	4,150,051
Affiliated investments	(403,591)	—	118,588	—
Options written	318,088	—	—	—
Net realized gain (loss)	20,512,150	31,320,456	1,746,813	4,150,051
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(15,925,717)	(27,267,813)	233,272	225,645
Affiliated investments	3,761,573	—	(38,800)	—
Options written	64,257	(9,010)	—	—
Net unrealized appreciation/depreciation	(12,099,887)	(27,276,823)	194,472	225,645
Net realized and unrealized gain (loss) on investments	8,412,263	4,043,633	1,941,285	4,375,696
Net increase (decrease) in net
assets resulting from operations	$6,714,575	$2,769,531	$1,956,747	$4,542,112

The accompanying notes are an integral part of these financial statements.

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,697,688)	$(1,082,193)
Net realized gain (loss) on transactions from:
Unaffiliated investments	20,597,653	(2,548,072)
Affiliated investments	(403,591)	(1,403,735)
Options written	318,088	(842,449)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(15,925,717)	125,993,153
Affiliated investments	3,761,573	9,486,265
Options written	64,257	115,866
Net increase in net assets resulting from operations	6,714,575	129,718,835

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Retail Class 1	(31,050,208)	8,432,536
Increase (decrease) in net assets derived from net change
in outstanding shares – Institutional Class [1]	—	(5,141,841)
Total increase (decrease) in net assets from capital share transactions	(31,050,208)	3,290,695
Total increase (decrease) in net assets	(24,335,633)	133,009,530

NET ASSETS
Beginning of year	210,718,230	77,708,700
End of year	$186,382,597	$210,718,230

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	588,658	$35,381,517	717,355	$34,132,599
Shares redeemed [2]	(1,096,789)	(66,431,725)	(675,320)	(25,700,063)
Net increase (decrease)	(508,131)	$(31,050,208)	42,035	$8,432,536

[2]	Net of redemption fees of $4,557 and $1,729, respectively.

	Period Ended
	August 19, 2020
	Shares	Amount
Institutional Class:
Shares sold	15,241	$462,943
Shares redeemed [3]	(196,654)	(5,604,784)
Net increase (decrease)	(181,413)	$(5,141,841)

[3]	Net of redemption fees of $230.
[4]	Hodges Fund Institutional Class shares liquidated after close of business on August 19, 2020.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(1,274,102)	$(1,213,835)
Net realized gain (loss) on transactions from:
Unaffiliated investments	31,320,456	33,264,243
Options written	—	227,803
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(27,276,823)	120,713,457
Net increase in net assets resulting from operations	2,769,531	152,991,668

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders – Retail Class	(29,838,464)	—
Net distributions to shareholders – Institutional Class	(8,325,118)	—
Total distributions to shareholders	(38,163,582)	—

CAPITAL SHARE TRANSACTIONS
Increase (decrease) in net assets derived from net change
in outstanding shares – Retail Class [1]	5,764,730	(23,660,942)
Increase (decrease) in net assets derived from net change
in outstanding shares – Institutional Class [1]	450,891	(15,937,850)
Total increase (decrease) in net assets from capital share transactions	6,215,621	(39,598,792)
Total increase (decrease) in net assets	(29,178,430)	113,392,876

NET ASSETS
Beginning of year	237,060,888	123,668,012
End of year	$207,882,458	$237,060,888

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Amount	Shares	Amount
Retail Class:
Shares sold	938,955	$24,307,825	778,493	$16,384,450
Shares issued in reinvestment of distributions	1,329,539	29,263,158	—	—
Shares redeemed [2]	(1,970,518)	(47,806,253)	(2,589,012)	(40,045,392)
Net increase (decrease)	297,976	$5,764,730	(1,810,519)	$(23,660,942)

[2]	Net of redemption fees of $7,785 and $1,500, respectively.

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Amount	Shares	Amount
Institutional Class:
Shares sold	336,797	$8,610,140	396,865	$6,877,522
Shares issued in reinvestment of distributions	336,027	7,842,879	—	—
Shares redeemed [3]	(637,935)	(16,002,128)	(1,414,567)	(22,815,372)
Net increase (decrease)	34,889	$450,891	(1,017,702)	$(15,937,850)

[3]	Net of redemption fees of $2,273 and $679, respectively.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$15,462	$(59,655)
Net realized gain (loss) on transactions from:
Unaffiliated investments	1,628,225	2,089,023
Affiliated investments	118,588	194,392
Options written	—	—
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	233,272	6,878,802
Affiliated investments	(38,800)	213,269
Options written	—	—
Net increase in net assets resulting from operations	1,956,747	9,315,831

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(1,012,021)	—

CAPITAL SHARE TRANSACTIONS
Total increase (decrease) in net assets from capital share transactions	472,817	2,803,560
Total increase (decrease) in net assets	1,417,543	12,119,391

NET ASSETS
Beginning of year	16,159,252	4,039,861
End of year	$17,576,795	$16,159,252

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Amount	Shares	Amount
Retail Class:
Shares Sold	200,375	$3,616,763	605,619	$5,958,230
Shares issued in reinvestment of distributions	54,864	986,448	—	—
Shares redeemed [2]	(230,002)	(4,130,394)	(264,254)	(3,154,670)
Net increase (decrease)	25,237	$472,817	341,365	$2,803,560

[2]	Net of redemption fees of $216 and $76, respectively.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2022	March 31, 2021
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$166,416	$167,121
Net realized gain (loss) on transactions from:
Unaffiliated investments	4,150,051	1,901,153
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	225,645	7,852,494
Net increase in net assets resulting from operations	4,542,112	9,920,768

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions to shareholders	(3,037,713)	(1,262,481)

CAPITAL SHARE TRANSACTIONS
Total increase (decrease) in net assets from capital share transactions	2,540,049	(1,373,678)
Total increase (decrease) in net assets	4,044,448	7,284,609

NET ASSETS
Beginning of year	26,095,952	18,811,343
End of year	$30,140,400	$26,095,952

[1]	Summary of share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2022		March 31, 2021
	Shares	Amount	Shares	Amount
Retail Class:
Shares Sold	79,155	$1,701,034	123,186	$2,111,141
Shares issued in reinvestment of distributions	137,990	2,874,038	64,553	1,195,918
Shares redeemed [2]	(96,479)	(2,035,023)	(284,526)	(4,680,737)
Net increase (decrease)	120,666	$2,540,049	(96,787)	$(1,373,678)

[2]	Net of redemption fees of $710 and $56, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$57.39	$20.36	$37.76	$48.44	$46.60

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.46)	(0.31)	(0.19)	(0.36)	(0.46)
Net realized and unrealized gain (loss) on investments	1.98	37.34	(17.21)	(7.15)	5.90
Total from investment operations	1.52	37.03	(17.40)	(7.51)	5.44

LESS DISTRIBUTIONS:
From net realized gain	—	—	—	(3.17)	(3.60)
Total distributions	—	—	—	(3.17)	(3.60)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$58.91	$57.39	$20.36	$37.76	$48.44
Total return	2.70%	181.74%	(46.05)%	(14.45)%	11.88%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$186.4	$210.7	$73.9	$177.4	$251.9
Portfolio turnover rate	96%	220%	107%	119%	142%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.35%	1.40%	1.37%	1.34%	1.33%
After fees waived and expenses absorbed [3,4]	1.17%	1.16%	1.18%	1.18%	1.18%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.93)%	(1.03)%	(0.75)%	(0.97)%	(1.11)%
After fees waived and expenses absorbed [3,4]	(0.76)%	(0.79)%	(0.56)%	(0.81)%	(0.96)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]	Effective April 1, 2017, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.18% of the Retail Class’ daily net assets. See Note 3.
[4]
Effective September 1, 2020, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 0.90% of the Retail Class’ daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 0.93% of the Retail Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$25.28	$10.10	$18.13	$19.51	$20.11

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.15)	(0.13)	(0.07)	(0.12)	(0.13)
Net realized and unrealized gain (loss) on investments	0.56	15.31	(6.58)	(0.54)	2.35
Total from investment operations	0.41	15.18	(6.65)	(0.66)	2.22

LESS DISTRIBUTIONS:
From net realized gain	(4.34)	—	(1.38)	(0.72)	(2.82)
Total distributions	(4.34)	—	(1.38)	(0.72)	(2.82)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$21.35	$25.28	$10.10	$18.13	$19.51
Total return	1.12%	150.30%[3]	(39.59)%	(2.96)%	12.49%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$161.1	$183.2	$91.5	$354.5	$452.0
Portfolio turnover rate	67%	124%	81%	81%	45%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.38%	1.40%	1.33%	1.29%	1.30%
After fees waived and expenses absorbed [3]	1.36%	1.35%	1.33%	1.29%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.62)%	(0.83)%	(0.43)%	(0.60)%	(0.68)%
After fees waived and expenses absorbed [3]	(0.60)%	(0.78)%	(0.43)%	(0.60)%	(0.68)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective September 1, 2020, the Advisor contractually agreed to limit the Retail Class shares’ annual ratio of expenses to 1.12% of the Retail Class’ daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.15% of the Retail Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

INSTITUTIONAL CLASS

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$26.51	$10.56	$18.85	$20.21	$20.68

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	(0.09)	(0.09)	(0.03)	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	0.58	16.04	(6.88)	(0.57)	2.44
Total from investment operations	0.49	15.95	(6.91)	(0.64)	2.35

LESS DISTRIBUTIONS:
From net realized gain	(4.34)	—	(1.38)	(0.72)	(2.82)
Total distributions	(4.34)	—	(1.38)	(0.72)	(2.82)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$22.66	$26.51	$10.56	$18.85	$20.21
Total return	1.34%	151.14%	(39.46)%	(2.76)%	12.79%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$46.8	$53.8	$32.2	$105.0	$132.3
Portfolio turnover rate	67%	124%	81%	81%	45%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.12%	1.15%	1.09%	1.04%	1.05%
After fees waived and expenses absorbed [3]	1.11%	1.10%	1.09%	1.04%	1.05%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.36)%	(0.58)%	(0.18)%	(0.35)%	(0.44)%
After fees waived and expenses absorbed [3]	(0.35)%	(0.53)%	(0.18)%	(0.35)%	(0.44)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.
[3]
Effective September 1, 2020, the Advisor contractually agreed to limit the Institutional Class shares’ annual ratio of expenses to 1.12% of the Institutional Class’ daily net assets. Effective September 1, 2021, the annual ratio of expenses returned to 1.15% of the Institutional Class’ daily net assets. See Note 3.

The accompanying notes are an integral part of these financial statements.

Small Intrinsic Value Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$17.34	$6.84	$11.13	$13.65	$12.83

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.02	(0.06)	(0.01)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	2.15	10.56	(4.28)	(1.47)	1.30
Total from investment operations	2.17	10.50	(4.29)	(1.55)	1.23

LESS DISTRIBUTIONS:
From net investment income	(0.01)	—	(0.00)[2]	—	—
From net realized gain	(1.13)	—	—	(0.97)	(0.41)
Total distributions	(1.14)	—	—	(0.97)	(0.41)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$18.37	$17.34	$6.84	$11.13	$13.65
Total return	12.56%	153.51%	(38.53)%	(10.91)%	9.55%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$17.6	$16.2	$4.0	$13.7	$81.7
Portfolio turnover rate	62%	136%	115%	137%	103%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.05%	2.48%	2.43%	1.50%	1.38%
After fees waived and expenses absorbed	1.29%	1.29%	1.29%	1.29%	1.29%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.67)%	(1.73)%	(1.21)%	(0.78)%	(0.64)%
After fees waived and expenses absorbed	0.09%	(0.54)%	(0.07)%	(0.57)%	(0.55)%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Blue Chip Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

RETAIL CLASS

	Year Ended March 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of year	$19.50	$13.11	$15.83	$15.86	$15.27

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) [1]	0.12	0.13	0.15	0.12	0.15
Net realized and unrealized gain (loss) on investments	3.32	7.22	(1.56)	0.65	1.98
Total from investment operations	3.44	7.35	(1.41)	0.77	2.13

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.12)	(0.15)	(0.12)	(0.15)
From net realized gain	(2.16)	(0.84)	(1.16)	(0.68)	(1.39)
Total distributions	(2.28)	(0.96)	(1.31)	(0.80)	(1.54)
Paid-in capital from redemption	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Net asset value, end of year	$20.66	$19.50	$13.11	$15.83	$15.86
Total return	17.59%	56.53%	(10.66)%	5.52%	13.69%

SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$30.1	$26.1	$18.8	$24.0	$23.3
Portfolio turnover rate	79%	67%	51%	44%	65%

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.49%	1.64%	1.47%	1.48%	1.45%
After fees waived and expenses absorbed	1.30%	1.30%	1.30%	1.30%	1.30%

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	0.39%	0.37%	0.73%	0.59%	0.77%
After fees waived and expenses absorbed	0.58%	0.71%	0.90%	0.76%	0.92%

[1]	Calculated using the average shares outstanding method.
[2]	Does not round to $0.01 or $(0.01), as applicable.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022

NOTE 1 – ORGANIZATION

The Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund (each a “Fund” and collectively the “Funds”) are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”. The Hodges Fund commenced operations on October 9, 1992. The Hodges Fund currently offers a Retail Class of shares only. The Small Cap Fund commenced operations on December 18, 2007. The Small Cap Fund currently offers two classes of shares: Retail Class and Institutional Class. The Retail Class commenced operations on December 18, 2007 and the Institutional Class commenced operations on December 12, 2008. The Small Intrinsic Value Fund commenced operations on December 26, 2013 and offers a Retail Class of shares only.  The Blue Chip Equity Income Fund commenced operations on September 10, 2009 and offers a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears its own distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Small Cap Fund, and Small Intrinsic Value Fund is long-term capital appreciation. The investment objective of the Blue Chip Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. or foreign national securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs, that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees (the “Board”). Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an   inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models   or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its   entirety.

The following are summaries of the inputs used to value the Funds’ investments as of March 31, 2022. See the Schedules of Investments for industry breakouts.

Hodges Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$174,672,069	$—	$—	$174,672,069
Call Options Purchased	—	8,188,775	—	8,188,775
Total Investments in Securities	$174,672,069	$8,188,775	$—	$182,860,844
Call Options Written	$—	$95,625	$—	$95,625

Small Cap Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$205,256,413	$—	$—	$205,256,413
Total Investments in Securities	$205,256,413	$—	$—	$205,256,413
Call Options Written	$—	$47,250	$—	$47,250

Small Intrinsic Value Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$16,727,458	$—	$—	$16,727,458
Total Investments in Securities	$16,727,458	$—	$—	$16,727,458

Blue Chip Equity Income Fund:	Level 1	Level 2	Level 3	Total
Common Stocks	$30,013,780	$—	$—	$30,013,780
Total Investments in Securities	$30,013,780	$—	$—	$30,013,780

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, and to effect closing transactions. Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Balance Sheet

Values of derivative instruments as of March 31, 2022:

Hodges Fund
	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2022		March 31, 2022
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in unaffiliated
Call Options Purchased	securities, at value	$8,188,775	None	$—

Equity Contracts:
Call Options Written	None	—	Options Written, at value	95,625
Total		$8,188,775		$95,625

Small Cap Fund
	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2022		March 31, 2022
Derivative Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:
Call Options Written	None	$—	Options Written, at value	$47,250
Total		$—		$47,250

Hodges Fund
Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation
	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Derivative Instruments	Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts:	Realized and Unrealized
Call Options Purchased	Gain (Loss) on Investments	$(802,925)	$2,891,047

Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	318,088	64,257

Small Cap Fund
Change in Unrealized
	Location of Gain	Realized Gain	Appreciation/Depreciation
	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Derivative Instruments	Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts:	Realized and Unrealized
Call Options Written	Gain (Loss) on Investments	$—	$(9,010)

The average absolute notional value of options held and written during the year ended March 31, 2022 was $57,809,222 and $104,050 in the Hodges Fund and Small Cap Fund, respectively.

B.
Foreign Currency. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.

The Funds do not isolate net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Such fluctuations are included with the net realized gain or loss from investments. Net fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

C.
Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes  has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. Net investment losses incurred after December 31, and within the taxable year, are deemed to arise on the first business day of the Funds’ next taxable year.

As of fiscal year end March 31, 2022, the Funds deferred, on a tax basis, late year and post-October losses of:

	Late Year Losses	Post-October Losses
Hodges Fund	$—	$—
Small Cap Fund	229,843	—
Small Intrinsic Value Fund	—	—
Blue Chip Equity Income Fund	—	—

As of fiscal year end March 31, 2022, the Funds did not have any capital loss carryovers available for federal income tax purposes.

As of March 31, 2022, the Funds did not have any tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three fiscal years. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts. As of March 31, 2022, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

D.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Dividends received from REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Small Cap Fund, and Small Intrinsic Value Fund are normally declared and paid on an annual basis. Distributions to shareholders from net investment income for the Blue Chip Equity Income Fund normally are declared and paid on a quarterly basis. Distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Options Contracts. The Funds may purchase call and put options on securities and indices. As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. As  a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date. The Funds may enter into closing sale transactions with respect to such options, exercise such options, or permit such options to expire. If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. Each Fund may write (sell) covered put and call options on securities, security indices, and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

G.
Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ  from those estimates.

H.
Share Valuation. The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares will not be priced on  the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for each Fund is equal to each Fund’s NAV per share. The Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 30 calendar days after purchase. The Institutional Classes of the Hodges Fund and Small Cap Fund charge a redemption fee equal to 1% of the net amount of redemptions if redeemed within 60 calendar days after purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

I.
Guarantees and Indemnifications. In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

J.
Recently Issued Accounting Pronouncements. In October 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The Fund is currently evaluating the impact, if any, of this provision.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. The Fund is currently evaluating the impact, if any, of applying this provision.

K.
Reclassification of Capital Accounts.  U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2022, the following adjustments were made [1].

	Total Distributable Earnings	Paid-in Capital
Hodges Fund	$(424,847)	$424,847
Small Cap Fund	(7,876,971)	7,876,971
Small Intrinsic Value Fund	(186,112)	186,112
Blue Chip Equity Income Fund	(144,575)	144,575

[1]	These differences are primarily due to adjustments for net operating losses, foreign currency, equalization and reclassification of dividends.

L.
Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under an Investment Advisory Agreement (the “Advisory Agreement”). Under the Advisory Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and 0.65% for the Blue Chip Equity Income Fund, based upon the average daily net assets of each Fund. Effective as of September 1, 2020, the Advisor had contractually agreed to lower its management fee in the Hodges Fund and Small Cap Fund from 0.85% to 0.82% until August 31, 2021 (the “Management Fee Waiver”). This contractual waiver may not be terminated without the approval of the Board. The Advisor has waived its right to receive reimbursement of the portion of its advisory fees waived pursuant to the advisory waiver agreement. Effective September 1, 2021, the Management Fee Waiver was terminated and the management fee returned to its prior rate. For the year ended March 31, 2022, the advisory fees incurred by the Funds are disclosed in the Statements of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Fund	0.93% [1]
Small Cap Fund	1.15% [1]
Small Intrinsic Value Fund	1.04%
Blue Chip Equity Income Fund	1.05%

[1]	Prior to the termination of the Management Fee Waiver, these amounts were 0.90% and 1.12% for the Hodges Fund and Small Cap Fund, respectively.

Any fees waived and/or any Fund expenses absorbed (excluding any fees waived under the Management Fee Waiver) by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, any time before the end of the third year following the period to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such period does not exceed the lesser expense cap in place at the time of waiver or at the time of reimbursement. Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses. Any such reimbursement is also contingent upon Board’s review and approval. For the year ended March 31, 2022, the amount of fees waived and expenses reimbursed by the Advisor are disclosed in the Statements of Operations.  Amounts due from the Advisor are paid monthly to the Funds, if applicable.

At March 31, 2022, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund that may be recouped was $1,403,316, $69,673, $463,875, and $199,053, respectively. The Advisor may recapture portions of the above amounts no later than the dates stated below:

	March 31, 2023	March 31, 2024	March 31, 2025
Hodges Fund	$312,590	$302,379	$378,323
Small Cap Fund	—	61,633	10,317
Small Intrinsic Value Fund	114,621	132,627	128,404
Blue Chip Equity Income Fund	43,084	80,210	54,986

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant, and transfer agent. In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of the Funds’ expenses, reviews expense accruals, and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended March 31, 2022, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. U.S. Bank N.A. serves as custodian to the Funds. U.S. Bank N.A. is an affiliate of Fund Services.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that each Fund’s Retail Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund. The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders. Fees paid by the Funds to the Distributor for services for the year ended March 31, 2022, are disclosed in the Statements of Operations. For the year ended March 31, 2022, First Dallas Securities, an affiliate of the Advisor, received $110,579, $89,523, $8,200, and $13,760 in distribution fees from the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund, respectively.

Each Fund has entered into sub-transfer agent arrangements (the “Arrangements”), for sub-transfer agent fees paid to third-party intermediaries, with respect to each Fund. All Arrangements must be approved by the Board. For the year ended March 31, 2022, sub-transfer agent fees incurred by the Funds are disclosed in the Statements of  Operations.

For the year ended March 31, 2022 First Dallas Securities received $186,190, $113,528, $17,862, and $9,524 in brokerage commissions with respect to the Hodges Fund, Small Cap Fund, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund for portfolio transactions, respectively.

The Funds may purchase securities from, or sell securities to, an affiliated Fund under specific conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another Fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees, and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended March 31, 2022, the Hodges Fund and Small Cap Fund engaged in the following securities purchases and sales. The Small Intrinsic Value Fund and Blue Chip Equity Income Fund did not engage in any securities purchases or sales pursuant to these procedures for the year ended March 31, 2022.

	Purchases	Sales
Hodges Fund	$785,700	$—
Small Cap Fund	—	785,700

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sale or maturity of securities for the Funds, excluding short-term investments, for the year ended March 31, 2022, were as follows:

	Purchases	Sales/Maturities
Hodges Fund	$199,064,536	$230,167,800
Small Cap Fund	154,704,639	187,821,655
Small Intrinsic Value Fund	10,008,770	10,142,515
Blue Chip Equity Income Fund	22,215,834	22,527,004

There were no purchases or sales/matutities of U.S. Government obligations for any of the Funds for the year ended March 31, 2022.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2022, and the year ended March 31, 2021, for each Fund was as follows:

Small Cap Fund	March 31, 2022	March 31, 2021
Distributions paid from:
Long-term capital gain [1]	$24,601,714	$27,757,805
Ordinary income	13,561,868	—
Total	$38,163,582	$27,757,805

Small Intrinsic Value Fund	March 31, 2022	March 31, 2021
Distributions paid from:
Long-term capital gain	$760,153	$—
Ordinary income	251,868	1,809
Total	$1,012,021	$1,809

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Blue Chip Equity Income Fund	March 31, 2022	March 31, 2021
Distributions paid from:
Long-term capital gain [1]	$1,765,782	$1,067,304
Ordinary income	1,271,931	195,177
Total	$3,037,713	$1,262,481

[1]	Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

The Hodges Fund did not pay any distributions during the year ended March 31, 2022 or the year ended March 31, 2021.

As of the year end March 31, 2022, the components of distributable earnings on a tax basis were as follows 1:

	Hodges Fund	Small Cap Fund
Cost of Investments	$128,332,856	$129,010,151
Gross tax unrealized appreciation	64,274,614	80,448,176
Gross tax unrealized depreciation	(9,842,251)	(4,249,164)
Net unrealized appreciation	54,432,363	76,199,012
Undistributed ordinary income	685,793	—
Undistributed long-term capital gain	—	10,589,812
Total distributable earnings	685,793	10,589,812
Other accumulated gains/(losses)	—	(229,843)
Total accumulated gains	$55,118,156	$86,558,981

	Small Intrinsic	Blue Chip Equity
	Value Fund	Income Fund
Cost of Investments	$11,911,776	$19,765,286
Gross tax unrealized appreciation	5,115,514	10,486,325
Gross tax unrealized depreciation	(299,832)	(237,831)
Net unrealized appreciation	4,815,682	10,248,494
Undistributed ordinary income	243,689	177,781
Undistributed long-term capital gain	508,606	1,816,600
Total distributable earnings	752,295	1,994,381
Other accumulated gains/(losses)	—	—
Total accumulated gains	$5,567,977	$12,242,875

[1]	The difference between book basis and tax basis unrealized appreciation was primarily attributable to the treatment of wash sale adjustments.

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies are those that are “affiliated persons” as defined in Section 2(a)(3) of the 1940 Act. They include, among other entities, issuers 5% or more of whose outstanding voting shares are held by the Fund. For the year ended March 31, 2022, the Funds’ had the following transactions with affiliated companies:

Hodges Fund

As of March 31, 2022, the value of all securities of affiliated companies held in the Hodges Fund amounted to $6,832,314, representing 3.7% of net assets.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
Common Stocks	2022	2021	sitions	sitions	(Loss)	Depreciation	2022	Income
The Dixie Group, Inc. [1]	1,000,000	$2,970,000	$—	$—	$—	$130,000	$3,100,000	$—
Luby’s, Inc. [1]	1,636,980	7,531,887	—	(7,027,555)	(403,591)	3,631,573	3,732,314	—
Total					$(403,591)	$3,761,573	$6,832,314	$—

[1]	Non-income producing security.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2022 (Continued)

Small Intrinsic Value Fund

As of March 31, 2022, the Small Intrinsic Value Fund no longer held securities of affiliated companies.

	Share					Change in
	Balance	Value			Realized	Unrealized	Value
	March 31,	March 31,	Acqui-	Dispo-	Gain	Appreciation/	March 31,	Dividend
Common Stocks	2022	2021	sitions	sitions	(Loss)	Depreciation	2022	Income
The Dixie Group, Inc. [1]	—	$118,800	$—	$(198,588)	$118,588	$(38,800)	$—	$—

[1]	Non-income producing security.

The Funds did not have investments in majority-owned subsidiaries or other controlled companies.

The Small Cap and Blue Chip Equity Income Fund had no transactions with affiliated companies during the year ended March 31, 2022.

NOTE 7 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Funds credit facilities pursuant to separate Loan and Security Agreements for temporary or extraordinary purposes. Credit facility activity for the year ended March 31, 2022, was as follows:

		Small	Small Intrinsic	Blue Chip Equity
	Hodges Fund	Cap Fund	Value Fund	Income Fund
Maximum available credit	$20,000,000	$30,000,000	$1,000,000	$2,000,000
Largest amount outstanding on an individual day	11,651,000	1,877,000	—	195,000
Average balance when in use	3,399,297	656,569	—	39,600
Credit facility outstanding as of March 31, 2022	—	—	—	—
Average interest rate when in use	3.25%	3.25%	—	3.25%

Interest expense for the year ended March 31, 2022, is disclosed in the Statements of Operations, as applicable.

NOTE 8 – (COVID-19) PANDEMIC

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. Although vaccines for COVID-19 are becoming more widely available, the ultimate economic fallout from the pandemic, amid the spread of COVID-19 variants, and the long-term impact on economies, markets, industries, and individual companies are not known. The operational and financial performance of individual companies and the market in general depends on future developments, including the duration and spread of the outbreak and the pace of recovery which may vary from market to market, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Professionally Managed Portfolios
and Shareholders of the Hodges Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Small Intrinsic Value Fund, and Hodges Blue Chip Equity Income Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), including the schedule of investments, as of March 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of March 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 27, 2022

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/21-3/31/22).

Actual Expenses

The “Actual” lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Funds charge no sales loads, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Fund Services, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15 fee is charged by Fund Services. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 30 calendar days after you purchase them for the Hodges Fund Retail Class, Small Cap Fund Retail Class, Small Intrinsic Value Fund, and Blue Chip Equity Income Fund. You will be charged a redemption fee equal to 1% of the net amount of the redemption if you redeem shares within 60 calendar days after you purchase them for the Institutional Class of the Small Cap Fund. An Individual Retirement Account will be charged an annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory fees, fund accounting fees, administration fees, custody fees, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled, “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The “Hypothetical” lines of the following tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Hodges Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/21	3/31/22	10/1/21 – 3/31/22 [1]
HDPMX:
Actual	$1,000.00	$ 998.50	$5.88
Hypothetical (5% annual return before expenses)	1,000.00	1,019.05	5.94

[1]
Expenses are equal to the expense ratio for the most recent six-month period of 1.18% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLES For the Six Months Ended March 31, 2022 (Unaudited)

Small Cap Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/21	3/31/22	10/1/21 – 3/31/22 [2]
HDPSX:
Retail Class Actual	$1,000.00	$ 996.60	$6.87
Retail Class Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	6.94
HDSIX:
Institutional Class Actual	1,000.00	800.00	5.63
Institutional Class Hypothetical (5% annual return before expenses)	1,000.00	1,019.30	5.69

[2]
Expenses are equal to the expense ratio for the most recent six-month period of 1.38% for the Retail Class, and 1.13% for the Institutional Class, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Small Intrinsic Value Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/21	3/31/22	10/1/21 – 3/31/22 [3]
HDSVX:
Actual	$1,000.00	$1,106.40	$6.77
Hypothetical (5% annual return before expenses)	1,000.00	1,018.50	6.49

[3]
Expenses are equal to the expense ratio for the most recent six-month period of 1.29% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Blue Chip Equity Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period
	10/1/21	3/31/22	10/1/21 – 3/31/22 [4]
HDPBX:
Actual	$1,000.00	$1,109.90	$6.84
Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.54

[4]
Expenses are equal to the expense ratio for the most recent six-month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for the day-to-day operations of the Trust and its separate series.  The current Trustees and executive officers of the Trust, their birth dates, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations during the past five years and other directorships are set forth in the table below.

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address And Age	Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Independent Trustees of the Trust
Kathleen T. Barr	Trustee	Indefinite	Retired; Chair of the Governing Council,	4	Independent
(born 1955)		Term; Since	Independent Directors Council (since 2020);		Director, Muzinich
c/o U.S. Bank Global		November	formerly, President, owner of a registered		BDC, Inc.
Fund Services		2018.	investment adviser, Productive Capital		(2019 to present);
615 East Michigan Street			Management, Inc. (2010 to 2013); formerly, Chief		Independent
Milwaukee, WI 53202			Administrative Officer, Senior Vice President and		Trustee for the
			Senior Managing Director of Allegiant Asset		William Blair
			Management Company (merged with PNC		Funds (2013
			Capital Advisors, LLC in 2009); formerly, Chief		to present)
			Administrative Officer, Chief Compliance		(20 series).
Officer and Senior Vice President of PNC Funds
and PNC Advantage Funds (f/k/a Allegiant
Funds) (registered investment companies).
Eric W. Falkeis	Trustee	Indefinite	Chief Executive Officer, Tidal ETF Services LLC	4	Independent
(born 1973)		Term; Since	(2018 to present); formerly, Chief Operating		Director, Muzinich
c/o U.S. Bank Global		September	Officer, Direxion Funds (2013 to 2018); formerly,		BDC, Inc.
Fund Services		2011.	Senior Vice President and Chief Financial Officer		(2019 to present);
615 East Michigan Street	Chairperson	Indefinite	(and other positions), U.S. Bancorp Fund		Interested Trustee,
Milwaukee, WI 53202		Term; Since	Services, LLC (1997 to 2013).		Tidal ETF Trust
		August 2019.			(2018 to Present)
(22 series); Former
Interested Trustee,
Direxion Funds
(22 series),
Direxion Shares
ETF Trust
(112 series) and
Direxion
Insurance Trust
(2013 to 2018).
Steven J. Paggioli	Trustee	Indefinite	Consultant; formerly, Executive Vice President,	4	Independent
(born 1950)		Term; Since	Investment Company Administration, LLC		Director, Muzinich
c/o U.S. Bank Global		May 1991.	(mutual fund administrator).		BDC, Inc.
Fund Services					(2019 to present);
615 East Michigan Street					Independent
Milwaukee, WI 53202					Trustee, AMG
Funds (1993
to present)
(42 series);
Advisory Board
Member,
Sustainable
Growth
Advisers, LP.

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address And Age	Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Ashi S. Parikh	Trustee	Indefinite	Investment professional; formerly, Chief	4	Board of Directors
(born 1966)		Term; Since	Executive and Chief Investment Officer and		Member,
c/o U.S. Bank Global		June 2020.	various other positions, RidgeWorth Investments,		Investment
Fund Services			LLC (global investment management firm)		Working Group,
615 East Michigan Street			(2006 to 2017); formerly, Chief Investment		The Ohio State
Milwaukee, WI 53202			Officer Institutional Growth Equities, Eagle		University
			Asset Management (financial advisor); formerly		Endowments
			Sr. Managing Director, Growth Equities, Banc		and Foundation
			One Investment Advisors (financial adviser).		(2016 to present);
Board of Directors,
World Methodist
Council,
Investment
Committee
(2018 to present);
Independent
Trustee, PNC
Funds (2018 to
2019) (32 series);
Interested Trustee,
RidgeWorth Funds
(2014 to 2017)
(35 series).
Cynthia M. Fornelli	Trustee	Indefinite	Independent Director of TriplePoint Venture	4	Independent
(born 1960)		Term; Since	Growth BDC Corp. (2019 to present); Retired;		Director,
c/o U.S. Bank Global		January	formerly, Executive Director of the Center for		TriplePoint
Fund Services		2022.	Audit Quality (2007-2019); formerly, Senior Vice		Private Venture
615 East Michigan Street			President of Regulatory Conflicts Management at		Credit, Inc.
Milwaukee, WI 53202			Bank of America (2005-2007); formerly, Deputy		(2020 to present).
Director, Division of Investment Management
with the U.S. Securities and Exchange
Commission (1998-2005).
Officers of the Trust
Jason F. Hadler	President &	Indefinite	Senior Vice President and Head of Fund	Not	Not
(born 1975)	Principal	Term; Since	Services Fund Administration Department,	Applicable.	Applicable.
c/o U.S. Bank Global	Executive	September	U.S. Bank Global Fund Services since
Fund Services	Officer	2021.	December 2003.
615 East Michigan Street
Milwaukee, WI 53202
Carl G. Gee, Esq.	Secretary	Indefinite	Assistant Vice President and Counsel, U.S.	Not	Not
(born 1990)	& Vice	Term; Since	Bank Global Fund Services since August 2016;	Applicable.	Applicable.
c/o U.S. Bank Global	President	February	Summer Associate, Husch Blackwell LLP (2015);
Fund Services		2021.	Law Clerk, Brady Corporation (global printing
615 East Michigan Street			systems, labels and safety products company)
Milwaukee, WI 53202			(2014-2015).

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of		in Fund	Other
	Position	Office(2) and		Complex(3)	Directorships
Name,	with the	Length of	Principal Occupation	Overseen	Held During
Address And Age	Trust(1)	Time Served	During Past Five Years	by Trustees	the Past 5 Years
Craig Benton	Treasurer	Indefinite	Assistant Vice President, U.S. Bank Global	Not	Not
(born 1985)	& Vice	Term; Since	Fund Services since November 2007.	Applicable.	Applicable.
c/o U.S. Bank Global	President	December
Fund Services		2021.
615 East Michigan Street
Milwaukee, WI 53202
Melissa Breitzman	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global	Not	Not
(born 1983)	Treasurer	Term; Since	Fund Services since June 2005.	Applicable.	Applicable.
c/o U.S. Bank Global		August 2016.
Fund Services
615 East Michigan Street
Milwaukee, WI 53202
Stephen A. Ziegele	Assistant	Indefinite	Assistant Vice President, U.S. Bank Global	Not	Not
(born 1991)	Treasurer	Term; Since	Fund Services since July 2013.	Applicable.	Applicable.
c/o U.S.Bank Global		February
Fund Services		2022.
615 East Michigan Street
Milwaukee, WI 53202
Donna Barrette	Vice	Indefinite	Senior Vice President and Compliance	Not	Not
(born 1966)	President	Term; Since	Officer, U.S. Bank Global Fund Services	Applicable.	Applicable.
c/o U.S. Bank Global	Chief	July 2011.	since August 2004.
Fund Services	Compliance
615 East Michigan Street	Officer
Milwaukee, WI 53202	Anti-Money
Laundering
Officer

(1)	All Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)	Under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 78.
(3)
The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes.

Hodges Mutual Funds

QUALIFIED DIVIDEND INCOME, DIVIDENDS RECEIVED DEDUCTION (Unaudited)

For the fiscal year ended March 31, 2022, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Cuts and Jobs Act of 2017. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Fund	0.00%
Small Cap Fund	7.17%
Small Intrinsic Value Fund	64.60%
Blue Chip Equity Income Fund	58.37%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2022, was as follows:

Hodges Fund	0.00%
Small Cap Fund	7.19%
Small Intrinsic Value Fund	55.64%
Blue Chip Equity Income Fund	58.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871 (k)(2)(C) for the fiscal year ended March 31, 2022, was as follows:

Hodges Fund	0.00%
Small Cap Fund	100.00%
Small Intrinsic Value Fund	98.00%
Blue Chip Equity Income Fund	86.83%

Hodges Mutual Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N -PORT reports are available on the SEC’s website at www.sec.gov. The Funds’ Form N-PORT may also be obtained by calling (866) 811-0224.

INFORMATION ABOUT HOUSEHOLDING (Unaudited)

Each year, you are automatically sent an updated prospectus as well as annual and semi annual reports for the Funds, if applicable. To reduce expenses, the Funds may mail only one copy of each Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (866) 811-0224. We will begin sending you individual copies thirty days after receiving your request. This policy does not apply to account statements.

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC’s web site at www.sec.gov or the Funds’ web site at www.hodgesfunds.com.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public personal information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us verbally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

ANNUAL REPORT • MARCH 31, 2022

	Retail Class	Institutional Class
Fund	Shares	Shares

Hodges Fund
Ticker Symbol	HDPMX	N/A
CUSIP	742935109	N/A
Small Cap Fund
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224
Small Intrinsic Value Fund
Ticker Symbol	HDSVX	N/A
CUSIP	74316J318	N/A
Blue Chip Equity Income Fund
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A

HODGES MUTUAL FUNDS
www.hodgesfunds.com | (866) 811-0224

INVESTMENT ADVISOR
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue, Dallas, Texas 75201 | (888) 878-4426 | www.hodgescapital.com

CUSTODIAN
U.S. BANK N.A.
1555 N. RiverCenter Drive, Suite 302, Milwaukee,Wisconsin 53212

TRANSFER AGENT, FUND ACCOUNTANT, AND FUND ADMINISTRATOR
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701, Milwaukee,Wisconsin 53201-0701 | (866) 811-0224

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
111 East Kilbourn Avenue, Suite 2200, Milwaukee,Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
TAIT, WELLER & BAKER LLP
50 South 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102

LEGAL COUNSEL
SULLIVAN & WORCESTER LLP
1633 Broadway, 32nd Floor, New York, New York 10019

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Kathleen T. Barr and Messrs. Wallace L. Cook, Carl A. Froebel, Eric W. Falkeis, Steven J. Paggioli, and Ashi S. Parikh are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following tables detail the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$19,400	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

     Hodges Small Cap Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$19,400	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Hodges Blue Chip Equity Income Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$19,400	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

Hodges Small Intrinsic Value Fund

	FYE 3/31/2022	FYE 3/31/2021
Audit Fees	$19,400	$18,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,700
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2022	FYE 3/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2022	FYE 3/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    June 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jason Hadler
Jason Hadler, President/Principal Executive Officer

Date    June 3, 2022

By (Signature and Title)      /s/Craig Benton
Craig Benton, Treasurer/Principal Financial Officer

Date    June 3, 2022

* Print the name and title of each signing officer under his or her signature.